Exhibit 99.1

                                                                           1.
                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      GENERAL ELECTRIC CAPITAL CORPORATION

                     _______________________________________

                          JCP MASTER CREDIT CARD TRUST
                     _______________________________________


                         5.50% ASSET BACKED CERTIFICATES
                               SERIES E (Class A)
                               CUSIP NO. 466115AE2


         Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of December 15, 1997 and Amendment No. 2 dated as of December 15, 1999 and as supplemented by the Series A, Series B, Series C, Series D and Series E Supplements thereto (as so amended and supplemented, the "Pooling and Servicing Agreement"), by and among JCP Receivables Inc., JCPenney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), General Electric Capital Corporation (as the successor and assign of JCPenney pursuant to the Assignment and Assumption Agreement dated as of December 6, 1999) is required to prepare certain Information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The Information which is required to be prepared with respect to the Distribution Date of August 15, 2002, and with respect to the performance of the Trust during the month of July 2002 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Class A of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

       A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount) for Class A of this Series.

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               1.             The total amount of the distribution to
                              Certificateholders per $1,000 original Certificate
                              Principal amount ...................................  $           4.58


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               2.             The amount of the distribution set forth in
                              paragraph 1 above allocable to Certificate
                              Principal, per $1,000 original Certificate
                              Principal amount....................................  $           0.00


               3.             The amount of the distribution set forth in
                              paragraph 1 above allocable to Certificate
                              Interest, per $1,000 original Certificate
                              Principal amount....................................  $           4.58


B.             Information Regarding the Performance of the Trust.

               1.             Collection of Principal Receivables

               (a)            The aggregate amount of Collections of Principal
                              Receivables processed which were allocated in
                              respect of the Certificates of Class A of this
                              Series..............................................  $    102,429,829

               (b)            The Discounted Percentage in Respect of the
                              Collections of Principal Receivables set forth in
                              paragraph 1.(a)above................................             0.00%

               (c)            The net amount of Collections of Principal
                              Receivables processed which were allocated in
                              respect of the Certificates of Class A of this
                              Series..............................................  $    102,429,829


2.             Collection of Finance Charge Receivables

               (a)            The aggregate amount of Collections of Finance
                              Charge Receivables processed which were allocated
                              in respect of the Certificates of Class A of this
                              Series..............................................  $     17,186,753


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               (b)            The aggregate amount of Discount Option Receivable
                              Collections which were allocated in respect of the
                              Certificates of Class A of this Series..............  $           0.00

               (c)            The portion of Collections of Finance Charge
                              Receivables set forth in paragraph 2.(a) above
                              which were allocated in respect of the
                              Certificates of other Series........................  $           0.00

               (d)            The net amount of Collections of Finance Charge
                              Receivables which were allocated in respect of the
                              Certificates of Class A of this Series..............  $     17,186,753


3.             Net Recoveries

               The aggregate amount of Net Recoveries which were allocated in
               respect of the Certificates of Class A of this Series..............  $           0.00


4.             Principal Receivables in the Trust

               (a)            The aggregate amount of Principal Receivables in
                              the Trust as of the end of the day on the last day
                              of such month (which reflects the Principal
                              Receivables represented by the JCPR Amount and by
                              the Aggregate Investor Amount)......................  $  1,180,866,745

               (b)            The amount of Principal Receivables in the Trust
                              represented by the Aggregate Investor Amount as of
                              the end of the day on the last day of such month....  $    792,682,926


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               (c)            The Aggregate Investor Amount set forth in
                              paragraph 4(b) above as a percentage of the
                              aggregate amount of Principal Receivables set
                              forth in paragraph 4(a) above.......................            67.13%

               (d)            The Aggregate Investor Amount for Class A of this
                              Series as a percentage of the aggregate amount of
                              Principal Receivables in the Trust as set forth in
                              paragraph 4(a) above................................            55.04%














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5.             Delinquent Balances

               The aggregate amount of outstanding balances in the Accounts in the Trust which were delinquent as of the end of the day on the
               last day of such month:                                                     Aggregate
                                                                                        Account Balance
                                                                                        ---------------

                                      (a)1month: .........................            $   57,900,152
                                      (b)2months:.........................                19,067,079
                                      (c)3months: ........................                12,493,021
                                      (d)4months:.........................                 8,906,456
                                      (d)5months:.........................                 7,250,061
                                      (d)6months:.........................                 4,515,082

                                                                       Total:         $  110,131,851

6.             Investor Default Amount

               The aggregate amount of the Investor Default Amount which was allocated in respect of the Certificates of Class A of this
               Series.............................................................  $      6,382,784


7.             Investor Charge Offs;
               Reimbursement of Charge Offs

               (a)            The aggregate amount of Investor Charge Offs which
                              was allocated in respect of the Certificates of
                              Class A of this Series..............................  $           0.00

               (b)            The amount of the Investor Charge Offs set forth
                              in paragraph 7(a) above, per $1,000 original
                              Certificate Principal amount (which will have the
                              effect of reducing pro rata, the amount of each
                              Certificateholder's investment) allocated to Class
                              A of this Series ...................................  $           0.00



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               (c)            The aggregate amount reimbursed to the Trust in
                              the current month from drawings under the Letter
                              of Credit in respect of Investor Charge Offs in
                              prior months........................................  $           0.00

               (d)            The amount set forth in paragraph 7(c) above, per
                              $1,000 original Certificate Principal amount
                              (which will have the effect of increasing, pro
                              rata, the amount of each Certificateholder's
                              investment) allocated to Class A of this
                              Series..............................................  $           0.00



8.             Investor Monthly Servicing Fee

               The amount of the Investor Monthly Servicing Fee for Class A of this Series for the preceding Monthly Period payable by the Trust
               to the Servicer ...................................................  $      1,083,333


9.             Investor Monthly Facility Fee

               The amount of the Investor Monthly Facility Fee for Class A of this Series for the preceding Monthly Period payable by the Trust
               to JCPR............................................................  $           0.00


10.            Available L/C Amount

               The Available L/C Amount as of the close of business on the
               Distribution Date specified above for Class A of this Series.......  $           0.00



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C.             The Pool Factor.

               The Pool Factor (which represents the ratio of the Adjusted
               Investor Amount for Class A of this Series as of the end of the last day of such month to the applicable Initial Investor
               Amount). (The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by multiplying the original
               denomination of the Holder's Certificate by the Pool Factor).......          1.000000


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                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Servicer


                              By: /s/ Bruce E. Mattox
                                  ---------------------------------------
                                  Title: Attorney-in-Fact








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